Consolidated Portfolio of Investments – as of September 30, 2022 (Unaudited)

AlphaSimplex Managed Futures Strategy Fund

Principal Amount	Description	Value (†)

Short-Term Investments – 94.8% of Net Assets

	Certificates of Deposit – 48.6%
$120,000,000	DNB Nor Bank ASA (NY), 3.000%, 10/04/2022	$119,999,897
30,000,000	Cooperatieve Rabobank U.A., 1.500%, 10/11/2022	29,985,288
42,000,000	Sumitomo Mitsui Banking Corp. (NY), 2.500%, 10/17/2022	41,987,845
40,000,000	Toronto-Dominion Bank (NY), 1.860%, 10/24/2022	39,965,538
42,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 2.860%, 11/03/2022	41,987,182
50,000,000	Sumitomo Mitsui Trust (NY), 2.730%, 11/10/2022	49,972,332
50,500,000	Westpac Banking Corp. (NY), 1.700%, 11/15/2022	50,400,409
75,000,000	Bank of Nova Scotia, 2.070%, 11/17/2022	74,880,580
52,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), SOFR + 0.400%, 3.380%, 11/23/2022(a)	52,013,864
100,000,000	Mizuho Bank Ltd. (NY), 3.000%, 11/28/2022	99,947,376
45,000,000	Nordea Bank ABP (NY), 2.970%, 12/07/2022	44,973,963
50,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 3.250%, 12/09/2022	49,982,665
50,000,000	Skandinaviska Enskilda Banken (NY), 3.080%, 12/15/2022	49,968,004
20,000,000	Sumitomo Mitsui Trust (NY), 3.120%, 12/15/2022	19,982,858
35,000,000	Canadian Imperial Bank of Commerce (NY), 2.910%, 12/21/2022	34,953,385
40,000,000	Skandinaviska Enskilda Banken (NY), 3.220%, 12/22/2022	39,976,428
50,000,000	Sumitomo Mitsui Trust (NY), 3.200%, 12/28/2022	49,942,329
51,000,000	Bank of America N.A., 3.250%, 1/13/2023	50,938,036
22,500,000	Mizuho Bank Ltd. (NY), SOFR + 0.300%, 3.280%, 1/20/2023(a)	22,499,909
42,000,000	Skandinaviska Enskilda Banken (NY), 4.080%, 2/06/2023	42,007,350
50,000,000	Cooperatieve Rabobank U.A., 3.350%, 2/13/2023	49,912,995
31,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), SOFR + 0.320%, 3.300%, 2/23/2023(a)	31,001,759
40,000,000	Canadian Imperial Bank of Commerce (NY), 3.530%, 2/24/2023	39,929,995
40,000,000	Sumitomo Mitsui Banking Corp. (NY), SOFR + 0.400%, 3.380%, 3/16/2023(a)	39,995,696
50,000,000	Commonwealth Bank of Australia (NY), SOFR + 0.360%, 3.340%, 4/20/2023(a)	49,986,874

Principal Amount	Description	Value (†)

Certificates of Deposit – continued
$40,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 4.520%, 4/21/2023	$40,039,994
45,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 4.520%, 4/21/2023	45,045,128
45,000,000	Svenska Handelsbanken (NY), SOFR + 0.350%, 3.310%, 4/26/2023(a)	44,995,623
50,000,000	Royal Bank of Canada (NY), 3.890%, 5/08/2023	49,810,936
50,000,000	Royal Bank of Canada (NY), 3.000%, 6/05/2023	49,475,575
15,000,000	Toronto-Dominion Bank (NY), 3.010%, 6/07/2023	14,832,921
30,000,000	Nordea Bank ABP (NY), 2.970%, 6/08/2023	29,691,866
46,000,000	Svenska Handelsbanken (NY), 3.460%, 6/13/2023	45,659,544
55,000,000	Bank of Montreal (IL), 3.600%, 6/23/2023	54,598,529
35,000,000	Canadian Imperial Bank of Commerce (NY), 3.590%, 6/26/2023	34,731,748
46,000,000	Bank of Nova Scotia, SOFR + 0.680%, 3.640%, 8/16/2023(a)	46,055,333
31,000,000	Toronto-Dominion Bank (NY), 4.020%, 8/22/2023	30,788,828

		1,702,918,582

	Treasuries – 43.1%
35,000,000	U.S. Treasury Bills, 2.110%, 10/04/2022(b)	34,997,651
70,000,000	U.S. Treasury Bills, 2.007%-2.260%, 10/06/2022(b)(c)(d)(e)	69,985,693
50,000,000	U.S. Treasury Bills, 2.000%-2.387%, 10/11/2022(b)(c)	49,972,778
25,000,000	U.S. Treasury Bills, 2.220%, 10/13/2022(b)	24,981,927
105,000,000	U.S. Treasury Bills, 2.410%-2.498%, 10/18/2022(b)(c)	104,889,247
70,000,000	U.S. Treasury Bills, 2.300%-2.420%, 10/20/2022(b)(c)	69,915,584
70,000,000	U.S. Treasury Bills, 2.560%-2.590%, 10/25/2022(b)(c)	69,891,558
60,000,000	U.S. Treasury Bills, 2.300%-2.425%, 10/27/2022(b)(c)	59,897,050
90,000,000	U.S. Treasury Bills, 2.375%-2.575%, 11/01/2022(b)(c)	89,806,515
107,000,000	U.S. Treasury Bills, 2.445%-2.502%, 11/03/2022(b)(c)(d)(e)	106,754,649
50,000,000	U.S. Treasury Bills, 2.415%, 11/08/2022(b)	49,864,563
55,000,000	U.S. Treasury Bills, 2.493%, 11/10/2022(b)	54,843,032
65,000,000	U.S. Treasury Bills, 2.800%, 11/15/2022(b)	64,780,088
20,000,000	U.S. Treasury Bills, 2.550%, 11/17/2022(b)	19,928,750

Principal Amount	Description	Value (†)

Treasuries – continued
$170,000,000	U.S. Treasury Bills, 2.645%-2.930%, 11/22/2022(b)(c)	$169,307,310
30,000,000	U.S. Treasury Bills, 2.775%, 11/25/2022(b)	29,875,726
115,000,000	U.S. Treasury Bills, 2.680%-2.800%, 11/29/2022(b)(c)	114,454,205
130,000,000	U.S. Treasury Bills, 2.820%-2.843%, 12/01/2022(b)(c)	129,380,541
36,000,000	U.S. Treasury Bills, 2.957%, 12/08/2022(b)(d)(e)	35,805,217
10,000,000	U.S. Treasury Bills, 2.765%, 12/13/2022(b)	9,940,459
20,000,000	U.S. Treasury Bills, 3.105%, 12/22/2022(b)	19,857,867
55,000,000	U.S. Treasury Bills, 3.235%, 12/29/2022(b)	54,574,484
15,000,000	U.S. Treasury Bills, 3.735%, 3/16/2023(b)	14,747,759
60,000,000	U.S. Treasury Bills, 3.750%, 3/30/2023(b)	58,865,942

		1,507,318,595

	Repurchase Agreements – 3.1%
110,064,905	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $110,074,995 on 10/03/2022 collateralized by $95,599,900 U.S. Treasury Bill, 0.000% due 3/30/2023 valued at $93,787,135; $18,842,800 U.S. Treasury Note, 3.500% due 9/15/2025 valued at $18,479,190 including accrued interest(e)(f) (Identified Cost $110,064,905)	110,064,905

	Total Short-Term Investments (Identified Cost $3,323,374,309)	3,320,302,082

	Total Investments – 94.8% (Identified Cost $3,323,374,309)	3,320,302,082
	Other assets less liabilities – 5.2%	181,402,285

	Net Assets – 100.0%	$3,501,704,367

Consolidation

The Fund invests in commodity-related derivatives through its investment in the AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of September 30, 2022, the value of the Fund’s investment in the Subsidiary was $69,734,609, representing 1.99% of the Fund’s net assets.

(†)

Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund’s Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.

The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund’s valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Variable rate security. Rate as of September 30, 2022 is disclosed.
(b)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(c)

The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)	A portion of the security is held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.
(f)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

SOFR	Secured Overnight Financing Rate

CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When the Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Fund may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

At September 30, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	12/21/2022	CHF	B	7,500,000	$7,859,707	$7,662,369	$(197,338)
UBS AG	12/21/2022	CHF	S	102,250,000	108,505,332	104,463,626	4,041,706
UBS AG	12/21/2022	CNH	B	155,000,000	21,989,616	21,740,226	(249,390)
UBS AG	12/21/2022	CNH	S	1,499,000,000	215,609,309	210,249,026	5,360,283
UBS AG	12/21/2022	MXN	B	2,182,500,000	107,430,282	106,855,845	(574,437)
UBS AG	12/21/2022	MXN	S	461,500,000	22,420,430	22,595,176	(174,746)
UBS AG	12/21/2022	NOK	S	652,000,000	65,581,514	59,992,340	5,589,174
UBS AG	12/21/2022	NZD	B	19,700,000	11,533,285	11,030,012	(503,273)
UBS AG	12/21/2022	NZD	S	323,300,000	194,634,687	181,015,371	13,619,316
UBS AG	12/21/2022	PLN	S	430,000,000	91,917,463	85,611,451	6,306,012
UBS AG	12/21/2022	SEK	B	178,000,000	15,904,625	16,118,674	214,049
UBS AG	12/21/2022	SEK	B	92,000,000	8,655,395	8,331,000	(324,395)
UBS AG	12/21/2022	SEK	S	1,446,000,000	140,545,269	130,941,588	9,603,681
UBS AG	12/21/2022	SGD	S	272,875,000	195,296,435	190,190,874	5,105,561
UBS AG	12/21/2022	SGD	S	14,375,000	10,017,159	10,019,217	(2,058)
UBS AG	12/21/2022	TRY	S	124,500,000	6,311,374	6,087,246	224,128
UBS AG	12/21/2022	ZAR	S	1,673,000,000	97,487,242	91,799,297	5,687,945

Total							$53,726,218

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2022, open long futures contracts were as follows:

Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Brazilian Real	10/31/2022	245	$4,527,601	$4,534,951	$7,350

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	12/21/2022	310	$18,788,834	$16,747,750	$(2,041,084)
Brent Crude Oil	11/30/2022	154	13,212,720	12,862,080	(350,640)
Coffee	12/19/2022	159	13,341,678	13,209,919	(131,759)
Copper LME	12/21/2022	33	6,409,625	6,252,675	(156,950)
Corn	12/14/2022	603	20,618,244	20,426,625	(191,619)
Gasoline	11/30/2022	88	8,685,167	8,422,814	(262,353)
KC Wheat	12/14/2022	34	1,629,738	1,685,550	55,812
Lean Hog	12/14/2022	82	2,717,601	2,500,180	(217,421)
Live Cattle	12/30/2022	204	12,349,509	11,999,280	(350,229)
Low Sulfur Gasoil	11/10/2022	151	15,496,200	14,220,425	(1,275,775)
Natural Gas	10/27/2022	191	16,360,141	12,923,060	(3,437,081)
New York Harbor ULSD	11/30/2022	115	15,548,422	15,103,410	(445,012)
Nickel LME	12/21/2022	15	1,775,790	1,898,280	122,490
Palladium	12/28/2022	3	656,813	654,660	(2,153)
Soybean	11/14/2022	203	15,482,406	13,852,212	(1,630,194)
Soybean Meal	12/14/2022	359	14,548,186	14,467,700	(80,486)
Soybean Oil	12/14/2022	54	2,123,350	1,994,544	(128,806)
WTI Crude Oil	11/21/2022	63	5,066,460	4,959,360	(107,100)
Zinc LME	12/21/2022	147	12,607,991	10,962,525	(1,645,466)

Total					$(12,275,826)

At September 30, 2022, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/30/2022	4,547	$945,435,523	$933,911,176	$11,524,347
3 Year Australia Government Bond	12/15/2022	3,065	211,349,537	208,918,013	2,431,524
3-month CDOR Index	3/13/2023	819	141,620,679	141,598,925	21,754
3-month SOFR Index	6/20/2023	4,053	972,456,095	968,464,350	3,991,745
3-month SONIA Index	3/14/2023	2,408	650,599,652	638,554,916	12,044,736
5 Year U.S. Treasury Note	12/30/2022	3,084	341,045,187	331,554,095	9,491,092
10 Year Australia Government Bond	12/15/2022	1,882	143,895,158	140,987,322	2,907,836
10 Year Canada Government Bond	12/19/2022	779	70,324,748	69,697,477	627,271
10 Year U.S. Treasury Note	12/20/2022	1,815	211,317,934	203,393,438	7,924,496
30 Year U.S. Treasury Bond	12/20/2022	780	105,532,830	98,596,875	6,935,955
90 day Australian Bank Accepted Bills	3/09/2023	1,326	839,293,627	839,482,067	(188,440)
AEX-Index®	10/21/2022	61	7,944,649	7,660,003	284,646
ASX SPI 200™	12/15/2022	112	11,676,315	11,580,735	95,580
Australian Dollar	12/19/2022	1,848	127,070,990	118,558,440	8,512,550
British Pound	12/19/2022	2,547	186,278,347	177,987,544	8,290,803
CAC 40®	10/21/2022	203	11,625,648	11,466,493	159,155
Canadian Dollar	12/20/2022	3,288	249,801,926	238,034,760	11,767,166
DAX	12/16/2022	49	15,765,210	14,567,612	1,197,598
E-mini Dow	12/16/2022	258	40,098,623	37,153,290	2,945,333
E-mini NASDAQ 100	12/16/2022	147	36,524,790	32,444,370	4,080,420
E-mini Russell 2000	12/16/2022	314	28,145,565	26,215,860	1,929,705
E-mini S&P 500®	12/16/2022	253	49,421,392	45,558,975	3,862,417
E-mini S&P MidCap 400®	12/16/2022	104	24,552,035	22,965,280	1,586,755
Euribor	3/13/2023	5,578	1,326,079,004	1,328,412,828	(2,333,824)
Euro	12/19/2022	1,757	223,711,343	216,583,194	7,128,149
Euro Schatz	12/08/2022	7,895	833,944,180	829,188,710	4,755,470
EURO STOXX 50®	12/16/2022	357	12,224,039	11,598,452	625,587
Euro-BTP	12/08/2022	512	58,896,983	56,189,957	2,707,026
Euro-Buxl® 30 Year Bond	12/08/2022	321	50,163,173	46,132,369	4,030,804
Euro-OAT	12/08/2022	1,227	165,477,704	158,877,137	6,600,567
FTSE China A50	10/28/2022	2,199	28,399,717	28,402,284	(2,567)
FTSE MIB	12/16/2022	156	16,748,860	15,693,170	1,055,690
FTSE Taiwan Index	10/28/2022	162	7,842,770	7,565,400	277,370
FTSE/JSE Top 40 Index	12/15/2022	40	1,263,873	1,277,591	(13,718)
German Euro BOBL	12/08/2022	1,831	218,622,872	214,887,990	3,734,882
German Euro Bund	12/08/2022	824	116,952,740	111,839,162	5,113,578
Hang Seng China Enterprises Index	10/28/2022	634	24,739,492	23,883,078	856,414
Hang Seng Index®	10/28/2022	232	26,228,176	25,432,472	795,704
IBEX 35	10/21/2022	198	15,076,478	14,288,672	787,806
Indian Rupee	10/27/2022	1,532	38,424,092	37,488,040	936,052
Japanese Yen	12/19/2022	2,533	224,031,892	220,481,819	3,550,073
MSCI EAFE Index	12/16/2022	690	65,022,240	57,290,700	7,731,540
MSCI Emerging Markets Index	12/16/2022	1,225	57,954,439	53,379,375	4,575,064
MSCI Singapore	10/28/2022	534	10,474,580	10,434,611	39,969
Nikkei 225™	12/08/2022	22	4,020,452	3,943,066	77,386
OMXS30®	10/21/2022	948	16,268,312	15,632,499	635,813
S&P/TSX 60 Index	12/15/2022	145	24,147,824	23,429,254	718,570

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Futures Contracts Sold – continued
Short-Term Euro-BTP	12/08/2022	1,233	128,353,808	$127,268,875	$1,084,933
STOXX Europe 600	12/16/2022	367	7,198,421	6,968,769	229,652
TOPIX	12/08/2022	31	3,981,275	3,937,648	43,627
UK Long Gilt	12/28/2022	1,267	154,887,606	136,374,071	18,513,535
Ultra 10 Year U.S. Treasury Note	12/20/2022	1,098	136,705,289	130,095,844	6,609,445
Ultra Long U.S. Treasury Bond	12/20/2022	444	66,369,970	60,828,000	5,541,970

Total					$188,831,011

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	12/21/2022	724	$42,726,325	$39,114,100	$3,612,225
Cocoa	12/14/2022	446	10,628,779	10,498,840	129,939
Copper	12/28/2022	674	61,076,204	57,500,625	3,575,579
Copper LME	12/21/2022	90	16,565,715	17,052,750	(487,035)
Gold	12/28/2022	764	131,155,380	127,740,800	3,414,580
Iron Ore	11/30/2022	469	4,767,385	4,419,856	347,529
Nickel LME	12/21/2022	15	1,698,795	1,898,280	(199,485)
Platinum	1/27/2023	223	10,044,431	9,578,965	465,466
Silver	12/28/2022	460	42,501,646	43,789,700	(1,288,054)
Sugar	2/28/2023	806	16,260,183	15,960,090	300,093
Zinc LME	12/21/2022	160	11,748,056	11,932,000	(183,944)

Total					$9,686,893

[1]	Commodity futures are held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$3,320,302,082	$—	$3,320,302,082
Forward Foreign Currency Contracts (unrealized appreciation)	—	55,751,855	—	55,751,855
Futures Contracts (unrealized appreciation)	196,745,648	6,654,975	—	203,400,623

Total	$196,745,648	$3,382,708,912	$—	$3,579,454,560

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,025,637)	$—	$(2,025,637)
Futures Contracts (unrealized depreciation)	(17,134,910)	(16,285)	—	(17,151,195)

Total	$(17,134,910)	$(2,041,922)	$—	$(19,176,832)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. As of September 30, 2022, the Fund used long and short contracts on U.S. and foreign government bonds, short-term interest rates, foreign currencies, and commodities (through investments in the Subsidiary), and long contracts on U.S. and foreign equity market indices to capture the exposures suggested by the quantitative investment models.

The following is a summary of derivative instruments for the Fund, as of September 30, 2022:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$55,751,855	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$116,592,966
Foreign exchange contracts	—	40,192,143
Commodity contracts	—	12,023,713
Equity contracts	—	34,591,801

Total exchange-traded asset derivatives	$—	$203,400,623

Total asset derivatives	$55,751,855	$203,400,623

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(2,025,637)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(2,522,264)
Commodity contracts	—	(14,612,646)
Equity contracts	—	(16,285)

Total exchange-traded liability derivatives	$—	$(17,151,195)

Total liability derivatives	$(2,025,637)	$(17,151,195)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2022, the Fund did not hold any derivative positions subject to these provisions that are in a net liability position by counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2022:

	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$55,751,855	$53,726,218
Collateral pledged to UBS AG	20,424,222	20,424,222

Total over-the-counter counterparty credit risk	76,176,077	74,150,440

Exchange-traded counterparty credit risk
Futures contracts	203,400,623	203,400,623
Margin with brokers	161,514,149	161,514,149

Total exchange-traded counterparty credit risk	364,914,772	364,914,772

Total counterparty credit risk	$441,090,849	$439,065,212

Investment Summary at September 30, 2022 (Unaudited)

Certificates of Deposit	48.6%
Treasuries	43.1
Repurchase Agreements	3.1

Total Investments	94.8
Other assets less liabilities (including forward foreign currency and futures contracts)	5.2

Net Assets	100.0%

Net Exposures by Asset Class as a Percentage of Net Assets at September 30, 20221

Equity	(14.7)%
Fixed Income	(110.2)
Short-Term Interest Rate	(111.8)
Commodity	(4.4)
Currency	(55.0)

[1]

The Fund gains its investment exposures primarily through the use of futures contracts and forward contracts and may have net exposure that is materially less than or greater than its net asset value. Portfolio exposures presented above are intended to illustrate the Fund’s exposure to certain asset classes. The portfolio exposure percentage represents the notional contract value in U.S. dollars of the Fund’s futures and/or forward positions divided by the Fund’s total net assets. Notional contract values represent the aggregate exposure that a futures or forward currency contract provides to the underlying reference asset or currency, respectively.